UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):   December 8, 2004

                                -----------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                     001-31584                  23-3057155
---------------------       ------------------------    -----------------------
 (State or other            (Commission File Number)        (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)

     4 Hillman Drive, Suite 130
     Chadds Ford, Pennsylvania                            19317
 --------------------------------------           -----------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:    (610) 459-2405


                                One Logan Square
                           130 N. 18th St., Suite 2615
                        Philadelphia, Pennsylvania 19103
                      -------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.


         Arthur "Abbie" Leibowitz, M.D. resigned from I-trax, Inc.'s Board of Directors on December 8, 2004. Dr. Leibowitz resigned because I-trax and Health Advocate, Inc. have a business relationship and, as a result of that relationship, Dr. Leibowitz felt that his position as the Executive Vice President and Chief Medical Officer of Health Advocate could result in conflicts of interest in the future if he continues as a director of I-trax.


                                   SIGNATURES

         Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            I-TRAX, INC.



Date:  December 13, 2004                    By: /s/ Frank A. Martin
                                            ------------------------------------
                                            Name:   Frank A. Martin
                                            Title:  Chief Executive Officer


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